November 2010
Morgan Stanley - Non-Deal Roadshow

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities Litigation
Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to:
competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins;
changes in debt, equity and securities markets; adverse legislation or regulatory changes; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Zions
Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

Agenda
Overview of Zions Key Performance Drivers –Capital –Credit Quality –Revenue Outlook Summary

THE COMMERCE BANK
THE COMMERCE BANK
ZIONS BANK
NEVADA STATE BANK
CALIFORNIA BANK & TRUST
VECTRA BANK
National Bank
AmegyBank

Bank	Headquarters	Offices	Assets	Deposits	State Deposit Mkt Share %
Zions Bank	Salt Lake City	133	$18.6B	$14.3B	21.6%
CB&T	San Diego	106	$11.1B	$9.7B	1.1%
Amegy	Houston	84	$11.8B	$9.3B	2.1%
NBA	Phoenix	75	$4.4B	$3.7B	4.3%
NSB	Las Vegas	55	$4.1B	$3.5B	2.5%
Vectra	Denver	38	$2.3B	$1.9B	1.9%
Commerce-WA	Seattle	1	$0.8B	$0.6B	0.6%
Commerce-OR	Portland	1	$0.07B	$0.05B	0.1%

ZIONS BANCORPORATION

A Collection of Great Banks
Asset and deposit balances as of 2Q 2010; Deposit market share as of 2010

Multi-Bank Business Model: Competitive Strengths
▪ Direct customer access to local decision makers
▪ Cross-pollination of ideas between banks
 – CEOs & division managers meet frequently to compare best practices, opportunities, and resolve “intramural” issues
▪ Community bank feel - local marketing and branding
▪ Superior lending capacity relative to community banks
▪ Centralization of processing and other non-customer facing elements of the business
▪ Established market-leading small business lender
 – Leading SBA Lender
 • Largest SBA portfolio relative to overall size of loan book
 – Superior treasury management products & services (Greenwich survey)
▪ Local “ownership” of market opportunities and challenges

Small Business Banking:
National Awards:
• Overall Satisfaction
• Relationship Manager Performance
• Financial Stability
• Overall Treasury Management
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management - West
What Others Say About Us
2009 Greenwich Excellence Awards
in Small Business and Middle Market Banking
Middle Market Banking
National Awards:
• Overall Satisfaction
• Personal Banking
• Relationship Manager Performance
• Credit Policy
• Financial Stability
• Overall Treasury Management
• Accuracy of Operations
• Customer Service
• Treasury Product Capabilities
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management - West

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
26%
22%
20%
4%
8%
9%
8%
3%
C&I
Owner Occ
CRE Term
Resi Constr
Comm'l Constr
Consumer: 1-4 Family
Other Consumer
Other*
12/31/07
09/30/10
Change

ZIONS BANCORPORATION

*Includes FDIC supported assets
Strong Focus on Business Banking - Loan Mix
Loan Portfolio as of
3Q10
▪Commercial Loans:
80%
▪Retail & Other Loans:
20%
Change in portfolio composition since December 2007

Agenda
Overview of Zions Key Performance Drivers –Capital –Credit Quality –Revenue Outlook Summary

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ASBC
BPOP
FHN
BOKF
SNV
ZION - 3Q10
CYN
CMA
BBT
ZION - 2Q10
FITB
RF
KEY
MI
HBAN
STI
WFC
USB
1 Yr. Ago
MTB
Tier 1 Common
Reserves

ZIONS BANCORPORATION

Tier 1 Common + Reserves as a % of Risk-Weighted Assets
Source: SNL. ZION as of 3Q 2010; peer group as of 2Q10 (peer 3Q regulatory data not yet reported at time of presentation)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
17.7%
16.0%
12.5%
ASBC
FHN
ZION - 3Q10
FITB
BPOP
SNV
KEY
ZION - 2Q10
STI
HBAN
RF
MI
BBT
CYN
BOKF
WFC
1 Yr. Ago
USB
CMA
MTB

ZIONS BANCORPORATION

Source: SNL. ZION as of 3Q 2010; peer group as of 2Q10 (peer 3Q regulatory data not yet reported at time of presentation)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB
Tier 1 + Reserves as a % of Risk-Weighted Assets

ZION Capital as of 3Q10
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
Basel III Capital
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ZION Estimated
TARP Excluded
Basel III Minimums

ZIONS BANCORPORATION

Basel III New Capital Proposal
B3 estimated capital ratios for Zions assumes elimination of trust preferred securities and other comprehensive income from Tier 1 capital, and adjusts for deferred tax asset limits.
Tier 1 Common
8.77%
Total RBC
16.73%
Tier 1 RBC
14.15%
7.6%
14.5%
11.9%
7.4%
8.7%
7.0%
10.5%
8.5%
11.3%

Agenda
Overview of Zions Key Performance Drivers –Capital –Credit Quality –Revenue Outlook Summary

7%
6%
5%
4%
3%
2%
1%
0%
Peer Median, 6.13%
Zions, 5.93%
1Q-07
2Q07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
Zions
Peer Median

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Peer Median, 2.46%
Zions, 2.57%
1Q-07
2Q07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
3Q-09
4Q-09
1Q-10
2Q-10
3Q-10
Zions
Peer Median

ZIONS BANCORPORATION

Credit Quality Trends
*Annualized
Zions excludes FDIC supported assets
Note: Peer group includes U.S. publicly traded regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB
Source: SNL
NPAs + Greater than 90 Days
Delinquent / Loans + OREO
Net Charge-offs as
a % of Loans*

Percent of NCOs per Loan Category
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Resi & Comm'l Construction
Closed-End Residential
HECL
Multifamily
O/O CRE
Term CRE
C&I
Revolving & Other Consumer
ZION NCOs
Peer Median NCOs

ZIONS BANCORPORATION

Note: Peer group includes U.S. publicly traded regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB
Source: Peer group, SNL as of 2Q10. Zions, company documents as of 3Q10
Net Charge Offs - By Loan Type
Percentage of Zions
Total Loans
11.8% 9.6% 5.9% 2.8% 20.0% 20.6% 26.8% 2.5%

ZION vs. SCAP Scorecard - More Adverse Scenario

First Lien Mortgages
Closed-end Junior Liens
HELOCs
C&I Loans
Construction
Multifamily
Nonfarm, Non-resi CRE
Other Loans
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
SCAP--Midpoint of Loss Ratio (2-yr cum loss)
7/8ths of SCAP Total
ZION Net Charge-offs Thru 3Q10

ZIONS BANCORPORATION

Dollars in millions

$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
$2.2
-$1.3
-$2.8
Commercial Term
Commercial Construction
Residential Construction

ZIONS BANCORPORATION

Change in CRE Loans Outstanding (in $billions)
From 4Q07 to 3Q10

40%
35%
30%
25%
20%
15%
10%
5%
0%
<50%
50-59%
60-69%
70-79%
80-89%
90-99%
100%+

ZIONS BANCORPORATION

Term CRE
Updated LTV Stratification
The MIT Transaction Based Index is a national index that has been applied to Zions’ mostly regional CRE Portfolio
Zions loan data as of 3Q10; TBI data as of 2Q10
Percentage of Loans within each bucket that are Non-Accrual
1.9%	1.7%	3.5%	5.6%	12.6%	0.7%	8.3%
• By attaching each loan to the
 TBI index as of the date of the
 loans last appraisal we can see
 an estimate of the updated LTV
 ratios of the portfolio

Agenda
Overview of Zions Key Performance Drivers –Capital –Credit Quality –Revenue Outlook Summary

$400
$300
$200
$100
$0
-$100
-$200
-$300
-$400
-$500
$ in Millions
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Core Pre-Tax, Pre-Credit Income
Net Reserve (Build) / Release

ZIONS BANCORPORATION

Core net income excludes items that are one time or non-recurring in nature. Incorporated in the Appendix of this presentation is the detail which supports our core net income before tax calculations. 2Q09 - 4Q09 included material gains from loan portfolio swaps. Swaps are used to manage interest rate risk and were generally added near the peak in the rate cycle. As hedges became ineffective, gains were realized.
Core Pre-Tax, Pre-Credit Income

Net Interest Margin

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
BPOP
WFC
ZION
EWBC
BBT
USB
MTB
CYN
FITB
BOKF
HBAN
STI
KEY
SNV
CMA
FHN
MI
ASBC
RF

DDA as a % of Earning Assets

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
CYN
CMA
ZION
MTB
RF
KEY
FITB
FHN
BOKF
STI
WFC
USB
BBT
MI
ASBC
HBAN
EWBC
SNV

ZIONS BANCORPORATION

Net Interest Margin - 3Q10
Note: NIM of 4.19% used for Zions NIM, which excludes sub debt amortization expenses but includes FDIC discount accretion for comparison purposes. Excluding FDIC discount accretion,
ZION reports a core NIM of 4.03% for 3Q10.
Peer group includes U.S. publicly traded regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB. Peer group not adjusted for accretion of interest income on FDIC acquired loans
Source: SNL as of 3Q 2010
Strong NIM
Driven in part by Strong Demand
Deposits

4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
Core NIM
Reported NIM
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

ZIONS BANCORPORATION

Core NIM Trends
• Zions expects net interest sensitive
 income to increase between an
 estimated 4.2% and 7.2% if interest
 rates were to rise 200 bps*
• Core NIM (excludes discount accretion)
 has been generally stable
 – 1Q09 experienced a temporary dip partially
 due to an intentional build-up of excess
 liquidity during the significant turmoil during
 late 2008/early 2009
 – Large senior note issuance in September
 2009 had about 8 bps adverse impact on
 the core NIM in 4Q09
(1) Cash drag refers to the adverse impact on the net interest margin due to the total balance of cash held in interest-bearing accounts. Assumptions used to compute the cash drag include investing the cash at a rate of 4.5%, similar to the rate achieved on recent loan production. Liquidity targets and loan demand are factors that may prevent fully deploying such cash; the cash drag is shown for illustrative purposes only.
*Assumes a parallel shift in the yield curve; key assumptions include a slow and a fast deposit repricing response (i.e. if deposit rates are slow to increase Zions expects a 7.2% increase in interest sensitive income, and if deposits were to reprice quickly Zions expects a 4.2% increase in interest sensitive income); sensitivity analysis based on 2Q10 data
Due to the extinguishment/ reissuance of subordinated debt in June 2009, Zions experiences non-cash discount accretion, which increases interest expense, reducing GAAP NIM
	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
Cash Drag (1)	24 bps	17 bps	16 bps	24 bps	20 bps	35 bps	46 bps

$2,500
$2,000
$1,500
$1,000
$500
$0
$ in Millions
$0
($100)
($200)
($300)
($400)
($500)
($600)
($700)
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Gross Loan Change (1) (right)
Gross Loan Production (2)

ZIONS BANCORPORATION

(1) Linked quarter change in gross loan balance, excluding construction, land, development and FDIC-supported loans
(2) Loan production includes originations and renewals
Loan Growth and Production Trends

Agenda
Overview of Zions Key Performance Drivers –Capital –Credit Quality –Revenue Outlook Summary

Near Term Objectives
▪ Reduce problem credits
 – Continued intense focus on workouts
 – On the margin, increase the use of A/B note structure
▪ Increase lending activity
 – Additional emphasis on government guaranteed lending programs
 – C&I pipelines strengthening in some markets, particularly small and middle-market enterprises (SMEs)
▪ Reduce excess cash balances
 – Use of off-balance sheet sweep accounts for business checking
 – Lower interest rates on non-relationship interest bearing accounts
 – Marginally increase investments in agency securities

Outlook Summary
▼►	Loans
◄►	Deposits
▼	Nonperforming Assets
▼	Credit Costs
▼	GAAP Net Interest Margin (1)
◄►	Core Net Interest Margin (1)
◄►	Core Non-interest Expense
◄►	OTTI
◄▲	Capital Ratios
1) Accelerated amortization of sub debt discount in 4Q10 (~$73.3 million, or approximately 62 bps NIM pressure) compared to
 3Q10 ($27.5 million, or 23 bps NIM pressure)
Our outlook remains consistent with our earnings conference call and the subsequent Form 8-k regarding subordinated debt conversion. Directionally, we expect:

Appendix

Asset Sensitivity
▪ Fixed-rate loans:
 – Approximately one quarter of portfolio
 – Duration of about 1.5 years
▪ Variable-rate loans:
 – Approximately three quarters of portfolio
 – Floors on approximately 48% of variable-rate loans
 – Swaps: $520 million (Pay Floating, Receive Fixed), down from $545 million in the prior quarter

Floors In-the-Money
Amount ($ in millions)
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
25
50
75
100
125
150
175
200
225
250
275
300+
Basis Points "In-the-Money"

ZIONS BANCORPORATION

Loans with Floors (as of 6/30/10)
▪ The total amount of loans with
 floors that are in-the-money
 equal approximately $7.8B

CDOs with predominantly bank collateral* (in millions)									
	September 30, 2010						% of carrying value to par		Change 9/30/10 vs 6/30/10
Original ratings	Par		Amortized cost		Carrying value				
	Amount	%	Amount	%	Amount	%	9/30/10	6/30/10	
AAA	$ 1,126	52%	$ 937	54%	$ 781	73%	69%	72%	-3%
A	949	44%	751	44%	298	27%	31%	31%	0%
BBB	90	4%	34	2%	12	1%	13%	14%	-1%
	$ 2,165	100%	$ 1,722	100%	$ 1,091	101%	50%	52%	-2%

ZIONS BANCORPORATION

CDO Portfolio Summary
▪ Credit-related OTTI losses in 3Q10: $23.7 million
 – The increase in impairment (compared to 2Q10 OTTI of $18.1 million) is primarily due to assumption changes in prepayment speeds on trust preferred securities, given the adoption of the Dodd-Frank Act.
 – Excluding that change, OTTI would have been approximately $12.1 million.
*Table includes $2.2 billion par value of CDOs that are backed predominantly by bank trust preferred securities. The par value of all Bank & Insurance backed CDOs is approximately
$2.6 billion

Est. OTTI credit loss impact (pre-tax) from further deterioration in Probabilities of Default (PDs) -- as of 3Q10
OTTI Credit Losses ($ in millions)
450
400
350
300
250
200
150
100
50
-
389
155
73
0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100%
Deterioration in PDs %
Moderate Stress
Adverse Stress
Extreme Stress

PDs get worse by=>	0%	25%	37.5%	50%	100%
Moderate Stress	-	(6)	(13)	(24)	(73)
Adverse Stress	-	(25)	(42)	(64)	(155)
Extreme Stress	(277)	(296)	(309)	(326)	(389)

ZIONS BANCORPORATION

CDO Stress Testing - OTTI
“Deterioration in PDs %” means that the default
curve applied to the performing collateral of
each deal is made worse by the percentage
indicated. Thus a deal with a default curve of
5% stressed to a 25% “Deterioration in PDs %”
would have a 6.25% default probability curve
applied to it, a deal with 20% would go to 25%
and so forth. A “Deterioration in PDs %” stress
of 100% would double the PD curve being
applied to a deal's collateral.
•Moderate Stress - The PD curve that was
applied to the performing collateral of each
CDO deal in the pricing run is increased by the
% indicated and the resultant values were used
to estimate OTTI losses. The Moderate Stress
Scenario at 100% would result in approximately
$73 million of pre-tax OTTI losses.
•Adverse Stress - Incorporates all of the
deterioration of PDs applied to the performing
collateral, but also stresses the PDs applied to
collateral in deferral by the same deterioration
percentages. PDs on deferring collateral are
used to estimate the value of the potential for
this collateral to cure in the future through
recovery or re-performance.
•Extreme Stress - This is a very severe stress
scenario that uses the “Moderate Stress”
assumptions for performing collateral, but also
immediately defaults all deferring collateral
instantly with no recovery and no probability to
re-perform in the future.

Est. Tangible Common Equity impact (after-tax) from further deterioration in Probabilities of Default (PDs) -- as of 3Q10
Impact to Capital ($ in millions)
160
140
120
100
80
60
40
20
-
134
57
30
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Deterioration in PDs %
Moderate Stress
Adverse Stress
Extreme Stress

PDs get worse by=>	0%	25%	37.5%	50%	100%
Moderate Stress	-	(7)	(11)	(15)	(30)
Adverse Stress	-	(14)	(22)	(29)	(57)
Extreme Stress	(113)	(117)	(120)	(123)	(134)

ZIONS BANCORPORATION

CDO Stress Testing - Capital
▪ Under various stress
 scenarios, Zions’
 modeling indicates that
 OCI (accumulated other
 comprehensive income)
 would erode, although at a
 significantly lower amount
 than OTTI (other than
 temporary impairment).
▪ Under the moderate stress
 scenario at 100% greater
 PDs, OTTI incurred would
 be approximately $73
 million pre-tax (see
 previous slide). Under
 that same moderate stress
 scenario at 100% greater
 PDs, OCI would only
 deteriorate by
 approximately $30 million
 after-tax.

Date of Deferral; Aggregate Collateral from Banks Deferring ($mm)

Quarter in which bank deferred - and has since recovered
Quarter in which bank deferred - and has since defaulted
Quarter in which bank deferred - and has not defaulted
1,400
1,200
1,000
800
600
400
200
0
15
18
12
9
375
6
380
25
7
216
71
654
177
322
395
626
545
373
683
80
67
422
69
16
400
20
239
410
81
Q1-04
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

Default History; Aggregate Collateral from Banks Defaulted ($mm)

Collateral Defaults by Quarter - Jumped to Default
Collateral Defaults by Quarter - Previously Deferring
900
800
700
600
500
400
300
200
100
0
12
38
51
467
11
154
5
127
37
192
37
753
740
4
83
20
227
95
41
Q1-04
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10

ZIONS BANCORPORATION

History of Bank Deferrals & Defaults in Zions’ CDOs
As of 10-28-10

($'s in millions)

	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010
Net Income Before Tax	($611)	($978)	($76)	($258)	($311)	($92)	($136)	($79)
Add Back:								
Credit related expenses	333	324	805	645	465	295	289	247
Sub Debt Modification	-	-	(494)	29	18	26	75	42
Acquisitions & Divestitures (Gain) / Loss	-	-	(23)	(146)	(0)	-	-	(14)
Goodwill Impairment	354	634	-	-	-	-	-	-
Securities related expenses	204	283	54	57	99	31	18	24
Core Net Income	**$281**	**$263**	**$266**	**$326**	**$271**	**$260**	**$246**	**$221**

ZIONS BANCORPORATION

Core Net Income Before Tax Detail

November 2010